EXHIBIT 10.23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                                 TURBOWORX, INC.

                                       and

                              ARGENTYS CORPORATION

                                       and

                    THE SHAREHOLDERS OF ARGENTYS CORPORATION

                                       and

                       AMPERSAND 1999 LIMITED PARTNERSHIP,
                         as Shareholders' Representative

                           Dated as of April 15, 2003




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                PAGE
                                                                                                ----
 RECITALS           ...............................................................................1
ARTICLE I           THE MERGER.....................................................................1
   1.1        THE MERGER...........................................................................1
   1.2        THE CLOSING..........................................................................1
   1.3        EFFECTIVE TIME.......................................................................1
   1.4        EFFECT OF THE MERGER.................................................................1
   1.5        EFFECT ON CAPITAL STOCK..............................................................2
   1.6        SURRENDER OF SECURITIES; RESTRICTIONS ON TRANSFER; STOCK TRANSFER BOOKS..............3
   1.7        CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION................................4
   1.8        BYLAWS OF THE SURVIVING CORPORATION..................................................4
   1.9        DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION..................................4
   1.10       EXEMPTION FROM REGISTRATION..........................................................4
   1.11       SHAREHOLDERS' REPRESENTATIVE.........................................................4
ARTICLE II          REPRESENTATIONS AND WARRANTIES OF ARGENTYS.....................................6
   2.1        ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; CAPITALIZATION.........................6
   2.2        CORPORATE POWER AND AUTHORITY........................................................7
   2.3        VALIDITY, ETC........................................................................7
   2.4        FINANCIAL STATEMENTS.................................................................8
   2.5        ABSENCE OF UNDISCLOSED LIABILITIES...................................................8
   2.6        ABSENCE OF ADVERSE CHANGE; CONDUCT OF BUSINESS.......................................8
   2.7        INVENTORIES..........................................................................9
   2.8        RECEIVABLES.........................................................................10
   2.9        TAXES...............................................................................10
   2.10       LITIGATION..........................................................................10
   2.11       CERTAIN PRACTICES...................................................................10
   2.12       COMPLIANCE WITH LAW.................................................................11
   2.13       LICENSES AND PERMITS................................................................11
   2.14       LABOR AND EMPLOYEE RELATIONS........................................................11
   2.15       CERTAIN EMPLOYEES...................................................................12
   2.16       EMPLOYEE BENEFITS...................................................................12
   2.17       TANGIBLE PROPERTIES.................................................................12
   2.18       OWNED PREMISES......................................................................12
   2.19       LEASED PREMISES.....................................................................13
   2.20       INSURANCE...........................................................................13
   2.21       OUTSTANDING COMMITMENTS.............................................................13
   2.22       INTELLECTUAL PROPERTY...............................................................13
   2.23       PROPRIETARY INFORMATION OF THIRD PARTIES............................................16
   2.24       GOVERNMENTAL APPROVALS..............................................................16
   2.25       DISCLOSURE..........................................................................17
   2.26       ENVIRONMENTAL MATTERS...............................................................17
   2.27       CUSTOMERS...........................................................................18

                                                                                                PAGE
                                                                                                ----
ARTICLE III         REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS............................18
   3.1        INVESTMENT..........................................................................19
   3.2        NO REGISTRATION.....................................................................19
   3.3        SOPHISTICATION......................................................................19
   3.4        FINANCIAL CAPABILITY................................................................19
   3.5        "ACCREDITED INVESTOR"...............................................................19
   3.6        ACCESS..............................................................................19
   3.7        RESIDENCE...........................................................................19
ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF BUYER.......................................19
   4.1        ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; CAPITALIZATION........................19
   4.2        CORPORATE POWER AND AUTHORITY.......................................................20
   4.3        VALIDITY, ETC.......................................................................21
   4.4        FINANCIAL STATEMENTS................................................................21
   4.5        ABSENCE OF UNDISCLOSED LIABILITIES..................................................22
   4.6        ABSENCE OF ADVERSE CHANGE; CONDUCT OF BUSINESS......................................22
   4.7        INVENTORIES.........................................................................23
   4.8        RECEIVABLES.........................................................................23
   4.9        TAXES...............................................................................23
   4.10       LITIGATION..........................................................................24
   4.11       CERTAIN PRACTICES...................................................................24
   4.12       COMPLIANCE WITH LAW.................................................................24
   4.13       LICENSES AND PERMITS................................................................24
   4.14       LABOR AND EMPLOYEE RELATIONS........................................................25
   4.15       CERTAIN EMPLOYEES...................................................................25
   4.16       EMPLOYEE BENEFITS...................................................................25
   4.17       TANGIBLE PROPERTIES.................................................................26
   4.18       OWNED PREMISES......................................................................26
   4.19       LEASED PREMISES.....................................................................26
   4.20       INSURANCE...........................................................................26
   4.21       OUTSTANDING COMMITMENTS.............................................................26
   4.22       INTELLECTUAL PROPERTY...............................................................27
   4.23       PROPRIETARY INFORMATION OF THIRD PARTIES............................................29
   4.24       GOVERNMENTAL APPROVALS..............................................................29
   4.25       DISCLOSURE..........................................................................29
   4.26       ENVIRONMENTAL MATTERS...............................................................30
   4.27       CUSTOMERS...........................................................................30
ARTICLE V           CONDITIONS TO BUYER'S OBLIGATIONS.............................................30
   5.1        CONSENTS............................................................................30
   5.2        REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT...............................30
   5.3        PERFORMANCE.........................................................................31
   5.4        NO ADVERSE CHANGE...................................................................31
   5.5        NO ACTIONS, SUITS OR PROCEEDINGS....................................................31
   5.6        EMPLOYMENT OFFERS...................................................................31
   5.7        TERMINATION OF EMPLOYEES............................................................31
   5.8        CLOSING DOCUMENTS...................................................................32
   5.9        STOCKHOLDERS' AGREEMENT.............................................................32
   5.10       BRIDGE LOANS........................................................................32

                                                                                                PAGE
                                                                                                ----
   5.11       CERTIFICATE OF PRINCIPAL SHAREHOLDERS...............................................32
ARTICLE VI          CONDITIONS TO ARGENTYS' AND THE SHAREHOLDERS' OBLIGATIONS.....................32
   6.1        REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT...............................32
   6.2        PERFORMANCE.........................................................................33
   6.3        NO ADVERSE CHANGE...................................................................33
   6.4        NO ACTIONS, SUITS OR PROCEEDINGS....................................................33
   6.5        CLOSING DOCUMENTS...................................................................33
   6.6        STOCKHOLDERS' AGREEMENT.............................................................33
ARTICLE VII         INDEMNIFICATION...............................................................33
   7.1        SURVIVAL............................................................................33
   7.2        INDEMNIFICATION OF BUYER BY THE SHAREHOLDERS........................................34
   7.3        INDEMNIFICATION OF SHAREHOLDERS BY BUYER............................................34
   7.4        CLAIMS FOR INDEMNIFICATION..........................................................35
ARTICLE VIII        MISCELLANEOUS.................................................................35
   8.1        NOTICES.............................................................................35
   8.2        ENTIRE AGREEMENT....................................................................36
   8.3        MODIFICATIONS AND AMENDMENTS........................................................36
   8.4        WAIVERS AND CONSENTS................................................................36
   8.5        ASSIGNMENT..........................................................................37
   8.6        PARTIES IN INTEREST.................................................................37
   8.7        GOVERNING LAW.......................................................................37
   8.8        SEVERABILITY........................................................................37
   8.9        INTERPRETATION......................................................................37
   8.10       HEADINGS AND CAPTIONS...............................................................37
   8.11       RELIANCE............................................................................38
   8.12       EXPENSES............................................................................38
   8.13       NO BROKER OR FINDER.................................................................38
   8.14       PUBLICITY...........................................................................38
   8.15       COUNTERPARTS........................................................................38

                                INDEX TO EXHIBITS
                                -----------------


Exhibit 1.3             Certificate of Merger
Exhibit 1.5             Warrant
Exhibit 1.7             Surviving Charter
Exhibit 1.8             Surviving Bylaws
Exhibit 1.9             Directors
Exhibit 5.9             Stockholders' Agreement
Exhibit 7.11            Principal Shareholders' Certificate

Schedule 1              Shareholders

Disclosure Schedule of Argentys
Disclosure Schedule of Buyer

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "AGREEMENT") is made as of April ___, 2003, by and among TurboWorx, Inc., a Delaware corporation ("BUYER"), Argentys Corporation, a Delaware corporation ("ARGENTYS"), the shareholders of Argentys listed on SCHEDULE 1 hereto (each a "SHAREHOLDER" and, collectively, the "Shareholders"), and Ampersand 1999 Limited Partnership ("AMPERSAND"), as Shareholders' Representative.

                                    RECITALS

         This Agreement contemplates a merger of Argentys with and into Buyer, with Buyer being the surviving corporation. In such merger, shares of capital stock of Argentys held by the Shareholders will be tendered by the Shareholders for exchange and will be converted into the right to receive certain consideration in the merger, on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

ARTICLE I

                                   THE MERGER

         1.1 THE MERGER. Upon the terms and conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Argentys shall be merged with and into Buyer (the "MERGER") at the Effective Time (as defined in Section 1.3 hereof). From and after the Effective Time, the separate corporate existence of Argentys shall cease and Buyer shall continue as the surviving corporation (the "SURVIVING CORPORATION") under the name "TURBOWORX, INC." and shall succeed to and assume all the rights and obligations of Argentys and Buyer in accordance with the DGCL.

         1.2 THE CLOSING. The closing of the Merger (the "CLOSING") will take place at 10:00 a.m. Eastern Time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. on April ___, 2003 (the "CLOSING DATE").

         1.3 EFFECTIVE TIME. Subject to the provisions of this Agreement, the parties shall file a certificate of merger substantially in the form attached hereto as EXHIBIT 1.3 (the "CERTIFICATE OF MERGER") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL as soon as practicable on or after the Closing Date. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary of State, or at such later time as the parties shall agree should be specified in the Certificate of Merger (the "EFFECTIVE TIME").

         1.4 EFFECT OF THE MERGER. From and after the Effective Time, the Surviving Corporation shall possess all the property, rights, privileges, powers and franchises and be subject to all of the restrictions, debts, liabilities, disabilities, obligations and duties of Buyer and Argentys, and the Merger shall otherwise have the effects set forth in Section 259 of the DGCL.

         1.5 EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any further action on the part of Buyer, Argentys, the Surviving Corporation or any holder of any shares of capital stock Argentys or
Buyer:

             (a) BUYER COMMON STOCK. Each share of common stock, par value $.001 per share, of Buyer issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $.001 per share of the Surviving Corporation.

             (b) BUYER PREFERRED STOCK. Each share of Series A Preferred Stock, par value $.001 per share, of Buyer issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of Series A Preferred Stock, par value $.001 per share of the Surviving Corporation (the "BUYER SERIES A PREFERRED STOCK").

             (c) CANCELLATION OF CERTAIN CAPITAL STOCK OF ARGENTYS. Each share of capital stock of Argentys that is held by Argentys (as treasury stock or otherwise) or held by any direct or indirect wholly-owned subsidiary of Argentys, shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered in exchange therefor.

             (d) ARGENTYS COMMON STOCK. Each share of common stock, $.001 par value per share, of Argentys ("ARGENTYS COMMON STOCK") issued and outstanding immediately prior to the Effective Time (other than shares of Argentys Common Stock to be canceled in accordance with Section 1.5(c) and Dissenting Shares (as defined below)) shall be canceled, extinguished and converted into and become a right to receive (i) 1.308407 shares of Buyer Series A Preferred Stock (rounded to the nearest whole share); and (ii) a warrant, in the form set forth as
EXHIBIT 1.5 (the "Warrant") to purchase an additional 0.327102 shares of Buyer Series A Preferred Stock (rounded to the nearest whole share).

             (e) ARGENTYS PREFERRED STOCK. Each share of Series A Convertible Preferred Stock, $.001 par value per share, of Argentys ("ARGENTYS PREFERRED STOCK") issued and outstanding immediately prior to the Effective Time (other than shares of Argentys Preferred Stock to be canceled in accordance with
Section 1.5(c) and Dissenting Shares (as defined below)) shall be canceled, extinguished and converted into and become a right to receive 1.308407 shares of Buyer Series A Preferred Stock (rounded to the nearest whole share); and (ii) a Warrant to purchase an additional 0.327102 shares of Buyer Series A Preferred Stock (rounded to the nearest whole share).

             (f) TOTAL MERGER CONSIDERATION. The shares of Buyer Series A Preferred Stock and Warrants issuable pursuant to Sections 1.5(d) and (e) hereof are hereinafter sometimes referred to as the "MERGER CONSIDERATION." Assuming that there are no Dissenting Shares, (i) the aggregate number of shares of Buyer Series A Preferred Stock to be issued pursuant to Sections 1.5(d) and (e) hereof shall be 1,600,000 and, based on the conversion ratios set forth in Sections 1.5(d) and (e) above, the Shareholders shall each be entitled to the number of shares of Buyer Series A Preferred Stock as is set forth opposite their names on
SCHEDULE 1 hereto;  and (ii)
the aggregate number of shares of Buyer Series A Preferred Stock to be issued upon exercise of the Warrants issued pursuant to Sections 1.5(d) and (e) hereof shall be 400,000 and, based on the conversion ratios set forth in Sections 1.5(d) and (e) above, the Shareholders shall each be entitled to a Warrant for the number of shares of Buyer Series A Preferred Stock as is set forth opposite their names on SCHEDULE 1 hereto.

             (g) DISSENTING SHARES. Notwithstanding anything in this Agreement to the contrary, the shares of Argentys Common Stock and Argentys Preferred Stock outstanding immediately prior to the Effective Time (the "ARGENTYS SHARES") held by a holder (if any) who is entitled to demand, and who properly demands, appraisal for such shares in accordance with Section 262 of the DGCL ("DISSENTING SHARES") shall not be converted into a right to receive the Merger Consideration unless such holder fails to perfect or otherwise loses such holder's right to appraisal, if any. Such shareholders shall be entitled to receive payment of the appraised value of such Argentys Shares held by such holder in accordance with the provisions of such Section 262. If, after the Effective Time, such holder fails to perfect or loses any such right to appraisal, such Argentys Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration pursuant to Sections 1.5(d) and 1.5(e).

         1.6 SURRENDER OF SECURITIES; RESTRICTIONS ON TRANSFER; STOCK TRANSFER BOOKS.

             (a) EXCHANGE OF CERTIFICATES; RESTRICTIONS ON TRANSFER. After the Effective Time, each of the holders of Argentys Shares immediately prior to the Effective Time whose Argentys Shares were converted into the right to receive Buyer Series A Preferred Stock and Warrants under Section 1.5 hereof shall be entitled to receive the shares of Buyer Series A Preferred Stock and Warrants into which such Argentys Shares have been converted, provided, that for the purpose of securing the obligations of the Shareholders pursuant to Article VII, fifty percent (50%) of the shares of Buyer Preferred Stock issued to each of the Shareholders shall be subject to a prohibition on transfer for the twelve (12) month period immediately following the Closing and the certificates evidencing such shares shall bear a legend to that effect. Such shares of Buyer Preferred Stock subject to such prohibition on transfer are sometimes referred to herein as the "RESTRICTED SHARES."

             (b) ISSUANCE TO  REGISTERED  HOLDERS.  If any portion of the Merger
Consideration is to be issued to a person other than the person in whose name a certificate for Argentys Shares is registered, it shall be a condition to such payment that such certificate shall be surrendered and shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such payment shall have paid any transfer and other taxes required by reason of such payment in a name other than that of the registered holder of the certificate or instrument surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not payable.

             (c) STOCK TRANSFER BOOKS CLOSED. At the Effective Time, the stock transfer books of Argentys shall be closed and there shall not be any registration of transfers of Argentys Shares thereafter on the records of Argentys.

             (d) NO DIVIDENDS. After the Effective Time, no dividends, interest or other distributions shall be paid to the holder of any Argentys Shares.

             (e) NO FURTHER RIGHTS. After the Effective Time, holders of Certificates shall cease to have any rights as shareholders of Argentys, except as provided herein or under the DGCL.

         1.7 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. At the Effective Time, the certificate of incorporation of Buyer, as in effect immediately prior to the Effective Time, which shall be in the form attached hereto as EXHIBIT 1.7, shall be the certificate of incorporation of the Surviving Corporation (the "SURVIVING CHARTER") until thereafter amended as provided by the DGCL and such certificate of incorporation.

         1.8 BYLAWS OF THE SURVIVING CORPORATION. At the Effective Time, the bylaws of Buyer, as in effect immediately prior to the Effective Time, which shall be in the form attached hereto as EXHIBIT 1.8, shall be the bylaws of the Surviving Corporation (the "SURVIVING BYLAWS") until thereafter amended as provided by the DGCL and such bylaws.

         1.9 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.

             (a) The Directors of the Surviving Corporation shall be the persons listed on EXHIBIT 1.9, each to hold office in accordance with the Surviving Charter and the Surviving Bylaws.

             (b) The officers of Buyer immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the laws of the State of Delaware, the Surviving Charter and the Surviving Bylaws.

         1.10 EXEMPTION FROM REGISTRATION. The Merger Consideration will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by reason of section 4(2) thereof.

         1.11 SHAREHOLDERS' REPRESENTATIVE. The Shareholders hereby appoint Ampersand as the true and lawful agent and attorney-in-fact of the Shareholders (the "SHAREHOLDERS' REPRESENTATIVE") with full power of substitution to act in the name, place and stead of the Shareholders with respect to the surrender of the stock certificates owned by the Shareholders to Buyer in accordance with the terms and provisions of this Agreement, and to act on behalf of the Shareholders in any litigation or arbitration involving this Agreement, do or refrain from doing all such further acts and things, and execute all such documents as the Shareholders' Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement, including, without limitation, the power:

             (a) to act for the Shareholders with regard to matters pertaining to indemnification referred to in this Agreement, including the power to compromise any indemnity claim on behalf of the Shareholders and to transact matters of litigation;

             (b) to execute and deliver all ancillary agreements, certificates and documents that the Shareholders' Representative deems necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement;

             (c) to do or refrain from doing any further act or deed on behalf of the Shareholders that the

Shareholders'   Representative  deems  necessary  or  appropriate  in  his  sole discretion relating to the subject matter of this Agreement as fully and completely as the Shareholders could do if personally present; and

             (d) to receive service of process in connection with any claims under this Agreement.

         The appointment of the Shareholders' Representative shall be deemed coupled with an interest and shall be irrevocable, and Buyer may conclusively and absolutely rely, without inquiry, upon any action of the Shareholders' Representative in all matters referred to herein.

         If Ampersand resigns or is otherwise unable to serve as the Shareholders' Representative, the successor Shareholders' Representative shall be designated in writing by the Shareholders who hold a majority of the shares of Buyer Series A Preferred Stock issued pursuant hereto.

         If any individual Shareholders should die or become incapacitated, if any trust or estate should terminate or if any other such event should occur, any action taken by the Shareholders' Representative pursuant to this Section
1.11 shall be as valid as if such death or incapacity, termination or other event had not occurred, regardless of whether or not the Shareholders' Representative or Buyer shall have received notice of such death, incapacity, termination or other event.

         All notices required to be made or delivered by Buyer to the Shareholders shall be made to the Shareholders' Representative for the benefit of the Shareholders and shall discharge in full all notice requirements of Buyer to the Shareholders with respect thereto. The Shareholders hereby confirm all that the Shareholders' Representative shall do or cause to be done by virtue of its appointment as the Shareholders' Representative.

         The Shareholders' Representative shall act for the Shareholders on all of the matters set forth in this Agreement in the manner the Shareholders' Representative believes to be in the best interest of the Shareholders and consistent with the obligations under this Agreement, but the Shareholders' Representative shall not be responsible to the Shareholders for any loss or damages the Shareholders may suffer by the performance by the Shareholders' Representative of its duties under this Agreement, other than loss or damage arising from willful violation of the law by the Shareholders' Representative of its duties under this Agreement. The Shareholders' Representative and its legal representatives shall be held harmless by the Shareholders from and indemnified against any loss or damages arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for any of the foregoing arising out of the willful violation of the law by the Shareholders' Representative of its duties hereunder. The foregoing indemnity shall survive the resignation or substitution of the Shareholders' Representative.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF ARGENTYS

         As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Argentys hereby represents and warrants to Buyer as follows:

         2.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; CAPITALIZATION.

             (a) Argentys is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction listed on SCHEDULE 2.1(A), such jurisdictions being the only jurisdictions in which the nature of Argentys' business or the character of the properties owned or leased by Argentys with respect to such business requires such licensing or qualification, except where failure to be so qualified would not have a material adverse effect on Argentys.

             (b) Argentys does not have any Subsidiaries, whether direct or indirect. As used herein, the term "Subsidiary" or "Subsidiaries" of a specified party shall mean any other person (which shall include any entity), whether or not capitalized, in which such party owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests of such other person the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such other person, or which may effectively be controlled, directly or indirectly, by such person.

             (c) The  authorized  capital  stock of  Argentys is as set forth on
SCHEDULE 2.1(C). The number of Argentys Shares issued and outstanding or held in treasury as of the date hereof are as set forth on SCHEDULE 2.1(C). All outstanding Argentys Shares are, and all Argentys Shares subject to issuance under outstanding options, warrants or convertible securities are, duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Argentys' certificate of incorporation or bylaws or any agreement to which Argentys is a party or by which it is otherwise bound. All of the issued and outstanding securities of Argentys have been offered, issued and sold by Argentys in compliance in all material respects with applicable Federal and state securities laws.

             (d) Except as set forth on SCHEDULE 2.1(D): (i) there are no issued, reserved for issuance or outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments, obligations or agreements of any kind or character (oral or written, contingent or otherwise) to purchase or acquire from Argentys any shares of capital stock or other securities of Argentys, (ii) Argentys has no obligation (direct or indirect, contingent or otherwise) to issue any such subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments, obligations or agreements of any kind or character (oral or written, contingent or otherwise), (iii) Argentys has no obligation to issue or distribute to holders of any shares of its capital stock or other securities any evidences of indebtedness or assets of Argentys,
(iv) Argentys has no obligation (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire, or cause to be purchased, redeemed or otherwise acquired, any shares of capital stock or other securities of Argentys or any interest therein or to pay any dividend or make any other distribution in respect thereof; (v) there are no bonds, debentures, notes or other indebtedness of Argentys with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which shareholders of Argentys may vote and (vi) no other shares of capital stock or other securities of Argentys are issued, reserved for issuance or outstanding.

             (e) True and complete copies of all agreements and instruments relating to or issued under any Argentys equity incentive plan ("ARGENTYS STOCK PLANS") have been made available to Buyer, and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements, oral or written, to amend, modify or supplement such agreements or instruments.
SCHEDULE 2.1(E) sets forth the number of shares of capital stock reserved for issuance pursuant to the Argentys Stock Plans and the maximum number of shares of capital stock or securities of Argentys to be issued upon the exercise of all outstanding options, warrants or similar rights or the conversion of convertible securities.

             (f) To the knowledge of Argentys, except as set forth in SCHEDULE 2.1(F), there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of or other securities of Argentys.

         2.2 CORPORATE POWER AND AUTHORITY. Argentys has the corporate power and authority to own and hold its properties and to carry on its business as presently conducted and as currently intended to be conducted. Argentys has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by Argentys. This Agreement, and each of the other agreements, documents and instruments to be executed and delivered by Argentys have been duly executed and delivered by, and constitute the legal, valid and binding obligation of, Argentys enforceable against Argentys in accordance with their terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         2.3 VALIDITY, ETC. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate, conflict with or result in any breach of any trust agreement, certificate of incorporation, bylaw, judgment, decree, order, statute or regulation applicable to Argentys, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except for the filing of the Certificate of Merger and except as set forth in SCHEDULE 2.3, (iii) violate, conflict with or result in a breach, default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of Argentys or increase or otherwise affect the obligations of Argentys under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any material mortgage, indenture, note, license, agreement or other instrument or obligation applicable to Argentys or to Argentys' ability to consummate the transactions contemplated hereby or thereby, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained in writing and provided to Buyer, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Argentys.

         2.4 FINANCIAL STATEMENTS. Argentys has previously furnished to Buyer, and attached hereto as SCHEDULE 2.4 are, the balance sheet relating to Argentys as at March 31, 2003 (the "ARGENTYS BALANCE SHEET"), and the related statement of income for the period from October 1, 2002 through March 31, 2003. All such financial statements for Argentys (collectively, the "ARGENTYS FINANCIAL STATEMENTS") were prepared from the books and records of Argentys, which books and records are complete and correct in all material respects. The Argentys Financial Statements fairly present the financial position of Argentys as of the date thereof. The Argentys Financial Statements reflect reserves appropriate and adequate for all known material liabilities and reasonably anticipated losses.

         2.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent of the amounts specifically reflected or reserved against in the Argentys Balance Sheet, Argentys does not have any liabilities or obligations of any nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice.

         2.6 ABSENCE OF ADVERSE CHANGE; CONDUCT OF BUSINESS. Since March 31, 2003, there has been no material adverse change in the business of Argentys and there is no condition or development or contingency of any kind existing which, so far as reasonably can be foreseen by Argentys, may result in any such material adverse change. Without limiting the foregoing, except as disclosed on
SCHEDULE 2.6, since March 31, 2003 there has not been, occurred or arisen:

                         (i) Any damage, destruction or loss to any asset (whether or not covered by insurance) that, individually or in the aggregate, would have a material adverse effect on the business or prospects of Argentys;

                         (ii) Any change in the business or operations of Argentys or in the manner of conducting such business or sale or other disposition of any right, title or interest in or to any assets or properties used in its business or any revenues derived therefrom other than in the ordinary course of business;

                         (iii) Any general increase in any compensation or benefits payable to any class or group of employees of Argentys other than normal merit increases or any increase in the compensation payable or to become payable to any employees whose total compensation after such increase would exceed $50,000 per annum (collectively "ARGENTYS KEY EMPLOYEES") or any bonus, service, pension, award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Argentys Key Employee;

                         (iv) Any material adverse change in the working capital, financial condition, assets, liabilities, business or prospects of Argentys;

                         (v) Any loan, advance, agreement, arrangement or transaction between Argentys and any employees of Argentys, except for compensation at rates not exceeding the rates of compensation in effect as of March 31, 2003 and advances made to employees of Argentys for ordinary and customary business expenses in reasonable amounts in the ordinary course of such business consistent with past practice;

                         (vi) Any sale, assignment or transfer of any of the tangible assets used by Argentys in its business, except for sales of inventories in the ordinary course of business consistent with past practice, or cancellation of any debt or claim owing to or owed by Argentys;

                         (vii) Any sale, assignment, transfer or grant of any license or sublicense with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset used or useful to Argentys in its business, other than licenses granted to customers in the ordinary course of business consistent with past practice;

                         (viii) Any material change in the manner of business or operations of Argentys;

                         (ix)      Any  material   transaction   except  in  the
                                   ordinary course of business;

                         (x) Any acceleration of billings to customers of Argentys, acceleration of any collections of receivables in exchange for discounted products or services or other consideration or concessions or as a result of increased efforts, failure to pay accounts payable of Argentys in the ordinary course of business or any change in the method of accounting or accounting practice or policy of Argentys;

                         (xi) Any amendment or modification of any material contract, agreement, franchise, permit, or license; or

                         (xii) Any commitment (contingent or otherwise) to do any of the foregoing.

         2.7 INVENTORIES. All of Argentys' inventory reflected on the Argentys Balance Sheet or thereafter acquired (and not subsequently sold in the ordinary course of business) consist of items of a quality and quantity usable or saleable in the ordinary course of business as first quality goods. Each item of such inventory is valued on the Argentys Balance Sheet at the lower of cost or market, by the first-in, first-out method. The inventories and supplies of Argentys are at normal and adequate levels for the continuation of such business in the ordinary course. Argentys is not under any obligation or liability with respect to accepting returns of items of inventory or merchandise in the possession of its customers, other than in the ordinary course of business consistent with past practice.

         2.8 RECEIVABLES. All receivables (whether notes, accounts or otherwise) of Argentys (a) have arisen only from bona fide transactions in the ordinary course of business, (b) to the knowledge of Argentys represent valid obligations, and (c) are owned by Argentys free of all claims. No discount or allowance from any receivable has been made or agreed to, and none represents billings prior to actual sale of goods or provision of services.

         2.9 TAXES. Except as set forth on SCHEDULE 2.9, all material Federal, state, local and foreign tax returns and tax reports required to be filed by Argentys on or before the date hereof have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all amounts shown as owing thereon have been paid. All material taxes (including, without limitation, income, accumulated earnings, property, sales, use, franchise, value added, employees' income withholding and social security taxes) which have become due or payable or required to be collected by Argentys or as otherwise attributable to any periods ending on or before the date hereof and the Effective Time and all interest and penalties thereon, whether disputed or not, have been paid or will be paid in full on or prior to the Effective Time. Regarding employees of Argentys, all deposits required by law to be made by Argentys with respect to withholding taxes have been duly made, and as of the Effective Time all such deposits will have been made. Except as reflected on the Argentys Balance Sheet, Argentys is not on the date hereof, and will not be at the Effective Time, liable for the payment of any taxes, and the Surviving Corporation shall have no liability for any taxes related to the ownership or operation of the business prior to the Effective Time. Argentys has not taken or failed to take any action which action or failure to act could create any tax lien on any of its properties or assets.

         2.10 LITIGATION. Except as set forth on SCHEDULE 2.10, there is no (a) action, suit, claim, proceeding or investigation pending or, to the knowledge of Argentys, threatened against Argentys, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding to which Argentys is a party, or (c) governmental inquiry pending or, to the knowledge of Argentys, threatened in writing against Argentys. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against or naming Argentys. Argentys is not in default with respect to any order, writ, injunction or decree naming it from any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by Argentys pending or threatened against others. To the knowledge of Argentys, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against Argentys with respect to its business or the transactions contemplated hereby.

         2.11 CERTAIN PRACTICES. Neither Argentys nor any of its officers or employees have directly given or agreed in writing to give any significant rebate, gift or similar benefit to any supplier, customer, governmental employee or other person who was, is or may be in a position to help or hinder Argentys with respect to its business or operations (or assist in connection with any actual or proposed transaction) which (i) could subject Argentys, Buyer or the Surviving Corporation to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not continued in the future, could have a material adverse effect on its business.

         2.12 COMPLIANCE WITH LAW. To the knowledge of Argentys, Argentys is not subject to any judgment, order, writ, injunction, or decree that materially adversely affects, individually or in the aggregate, its business or its operations, properties, assets or condition (financial or otherwise). With respect to its business, Argentys has complied in all material respects with all, and is not in material default under any, laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services. There is no existing law, rule, regulation or order, and Argentys is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict the Surviving Corporation from, or otherwise materially adversely affect the Surviving Corporation in, conducting such business in any jurisdiction in which such business is now conducted.

         2.13 LICENSES AND PERMITS. SCHEDULE 2.13 lists all material licenses, permits, pending applications, consents, approvals and authorizations of or from any public or governmental agency, used in the conduct of the business of Argentys (collectively, the "ARGENTYS PERMITS") each of which will be duly and validly transferred to the Surviving Corporation. Argentys has complied with all conditions and requirements imposed by the Argentys Permits and Argentys has not received any notice, and has no reason to believe, that any appropriate authority intends to cancel or terminate any of the Argentys Permits or that valid grounds for such cancellation or termination exist. Except as set forth on
SCHEDULE 2.13, no other material permits are necessary to operate the business of Argentys. Argentys owns or has the right to use the Argentys Permits in accordance with the terms thereof and such Argentys Permits are subject to no claim, and each Argentys Permit is valid and in full force and effect, and will not be terminated or adversely affected by the transactions contemplated hereby.

         2.14 LABOR AND EMPLOYEE RELATIONS. Argentys is not is a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and Argentys has no knowledge of any attempt to organize any of its employees by any person, unit or group seeking to act as their bargaining agent. There are no charges pending or, to the knowledge of Argentys, threatened (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by Argentys. To the knowledge of Argentys, no union representation elections relating to employees of Argentys have been scheduled by any governmental agency or authority, no organizational effort is being made with respect to any of such employees, and there is no investigation of Argentys' employment policies or practices by any governmental agency or authority pending or, to the knowledge of Argentys, threatened. Argentys is not currently, has not since its incorporation been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of Argentys. Argentys has not experienced any work stoppages since its incorporation, and to the knowledge of Argentys, no work stoppage is planned.

         2.15 CERTAIN EMPLOYEES. Set forth in SCHEDULE 2.15 is a list of the names of Argentys' employees and consultants who perform work for Argentys, together with the title or job classification of each such person and the base annual and the total compensation paid in fiscal year 2003. Except as set forth on SCHEDULE 2.15, none of such persons has an employment agreement with Argentys which is not terminable on notice by Argentys without cost or other liability to Argentys. No person listed on SCHEDULE 2.15 has indicated that he or she intends to terminate his or her employment with Argentys or seek a material change in his or her duties or status.

         2.16 EMPLOYEE BENEFITS. Set forth on SCHEDULE 2.16 is a list of all pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs or arrangements to which employees of Argentys may be entitled.

             Each "Employee Welfare Benefit Plan" (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) covering any present or former employee of Argentys subject to the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") has complied with all requirements for continuation coverage under group health benefit plans under COBRA and there are no claims against Argentys for a failure or alleged failure to comply with the COBRA continuation requirements.

             Each employee plan of Argentys which is subject to ERISA conforms to, and its operation and administration are in compliance with, all applicable requirements of ERISA. To Argentys' knowledge, there are no actions, suits or claims pending (other than routine claims for benefits) or threatened against any employee plan or against the assets of any employee plan of Argentys.

         2.17 TANGIBLE PROPERTIES. SCHEDULE 2.17 contains a true and complete list of all material tangible personal property owned by or leased to Argentys (the "ARGENTYS TANGIBLE PERSONAL PROPERTY"). Argentys has good and marketable title free and clear of all claims to the Argentys Tangible Personal Property owned by Argentys. With respect to Argentys Tangible Personal Property leased by Argentys as lessee, all leases, conditional sale contracts, franchises or licenses pursuant to which Argentys may hold or use (or permit others to hold or use) such Argentys Tangible Personal Property are valid and in full force and effect, and there is not under any of such instruments any existing default or event of default by Argentys or, to the knowledge of Argentys, by any third party, or event which with notice or lapse of time or both would constitute such a default. Possession and use of such property by Argentys has not been disturbed and no claim has been asserted against Argentys adverse to its rights in such leasehold interests. All Argentys Tangible Personal Property is adequate and usable for the purposes for which it is currently used, is in good operating condition, and has been properly maintained and repaired. Since the date of incorporation of Argentys, there has not been any interruption of the operations of the business of Argentys due to the condition of any of the Argentys Tangible Personal Property.

         2.18 OWNED PREMISES. There is no real estate owned by Argentys.

         2.19 LEASED PREMISES. SCHEDULE 2.19 sets forth a true and complete list and description of each parcel of real property leased by Argentys (the "ARGENTYS LEASED PARCELS"). Each lease covering an Argentys Leased Parcel is in full force and effect (there existing no default under any such lease which, with the lapse of time or notice or otherwise, would entitle the lessor to terminate the same), conveys the leased real estate purported to be conveyed thereunder, is enforceable by Argentys and will be enforceable by the Surviving Corporation in accordance with its terms. Argentys has the right to use the Argentys Leased Parcels in accordance with the terms of such leases free and clear of all claims or other interests or rights of third parties, except those which do not or would not have a material adverse effect on the Argentys Leased Parcels as used in its business. To the knowledge of Argentys, there are no pending or threatened condemnation or similar proceedings or assessments affecting any of the Argentys Leased Parcels, nor is any such condemnation or assessment contemplated by any governmental authority.

         2.20 INSURANCE. SCHEDULE 2.20 correctly describes (by type, carrier, policy number, limits, premium, and expiration date) the insurance coverage carried by Argentys.

         2.21 OUTSTANDING COMMITMENTS. SCHEDULE 2.21 sets forth a description of all material existing written or oral contracts, agreements, commitments, licenses and franchises to which Argentys is a party (the "ARGENTYS AGREEMENTS"). Argentys has delivered to Buyer true, correct and complete copies of all of the Argentys Agreements specified on SCHEDULE 2.21. Except as set forth on SCHEDULE 2.21, Argentys has paid in full all amounts due from Argentys as of the date hereof under each Argentys Agreement identified in SCHEDULE 2.21 and as of the Effective Time will have satisfied in full all of its liabilities and obligations thereunder due in the ordinary course of business prior to the Effective Time. All of the Argentys Agreements described in SCHEDULE 2.21 are in full force and effect. Argentys and, to the knowledge of Argentys, each other party thereto have performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any Argentys Agreement. Argentys has no a present expectation or intention of not fully performing all its obligations under each Argentys Agreement, and Argentys has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which Argentys is a party. None of such Argentys Agreements has been terminated, no written notice has been given by any party thereto of any alleged default by any party thereunder, and Argentys is not aware of any intention or right of any party to default another party to any such Argentys Agreement. There exists no actual or, to the knowledge of Argentys, threatened termination, cancellation or material limitation of the business relationship of Argentys with any party to any such Argentys Agreement.

         2.22 INTELLECTUAL PROPERTY.

             (a) As used in this Agreement,  the capitalized term  "INTELLECTUAL
PROPERTY" shall mean trademarks, service marks, trade names, trade dress, logos, symbols, designs, slogans and registrations and applications therefor (and all interest therein), and general intangibles of like nature (collectively, "TRADEMARKS"); patents and patent applications, (including any registrations, continuations, continuations in part, divisionals, reissues, and renewals for any of the foregoing) (collectively, "PATENTS"); copyrights (including any registrations, applications and renewals) (collectively, "COPYRIGHTS"); computer programs and other computer software, including source codes, object codes, related documentation and instructions; databases; domain names; marketing materials; trade secrets and other confidential information, including know-how, proprietary technologies, processes, formulae, algorithms, models, customer lists, inventions, methodologies, architectures, development tools, templates (collectively, "TRADE SECRETS"); and all documentation and media constituting, describing or relating to the foregoing.

             (b) SCHEDULE  2.22 sets forth a complete  and accurate  list of all
(a) Trademarks; (b) domain name registrations; (c) registered Copyrights indicating for each the applicable jurisdiction, registration number (or application number), and date issued (or date filed); (d) registered Patents indicating for each the registration number (or application number), and date issued (or date filed); and (e) Software (as defined below), in each case owned by Argentys.

             (c) All registrations of Copyrights, Patents and Trademarks that are part of the Intellectual Property owned by Argentys have been maintained in compliance with all legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications with respect to such Trademarks), are valid and enforceable, and are not subject to any maintenance fees or actions falling due within ninety (90) days after the Effective Time. To the knowledge of Argentys, there are no conflicting Copyrights, Patents or Trademarks of any third party.

             (d) SCHEDULE 2.22 sets forth a complete and accurate list of all material license agreements granting any right to use or practice any rights under any Intellectual Property, whether Argentys is the licensee or licensor thereunder, and any assignments, consents, term, forbearances to sue, judgments, orders, settlements or similar obligations relating to any Intellectual Property to which Argentys is a party or otherwise bound (collectively, the "ARGENTYS LICENSE AGREEMENTS"), indicating for each the title, the parties, date executed, whether or not it is exclusive and the Intellectual Property covered thereby. The Argentys License Agreements are valid and binding obligations of Argentys, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by Argentys under any such Argentys License Agreement.

             (e) No royalties, honoraria or other fees are payable to any third parties on SCHEDULE 2.22.

             (f) Argentys owns, free and clear of all claims and encumbrances, or has a valid and enforceable right to use, all Intellectual Property used by it in the conduct of its business.

             (g) Argentys has taken commercially reasonable efforts to protect its Intellectual Property, including all reasonable steps to protect its Intellectual Property from third party infringement. To the knowledge of Argentys, all of such Intellectual Property is valid and enforceable and no third party has challenged the ownership, use, validity or enforceability of any of such Intellectual Property, except where such invalidity and unenforceability would not have a material adverse effect.

             (h) To the knowledge of Argentys, the conduct of Argentys' business as currently conducted does not infringe upon any Intellectual Property rights of any third party. Argentys has not been notified by any third party of any allegation that Argentys' activities or the conduct of its business infringes upon, violates or constitutes the unauthorized use of the Intellectual Property rights of any third party.

             (i) There is no litigation pending or, to the knowledge of Argentys, threatened alleging that Argentys' conduct of its business infringes upon, violates, or constitutes the unauthorized use of the Intellectual Property rights of any third party nor has any third party brought or, to the knowledge of Argentys, threatened any litigation challenging the ownership, use, validity or enforceability of any Intellectual Property of Argentys.

             (j) To the knowledge of Argentys, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property of Argentys and no such claims have been brought against any third party by Argentys.

             (k)  The  consummation  of the  transactions  contemplated  by this
Agreement will not result in the loss or impairment of the Surviving Corporation's right to own or use any of the Intellectual Property of Argentys, nor will the approval of any governmental authority or third party in respect of the transfer of any such Intellectual Property be required.

             (l) SCHEDULE 2.22 lists all Software (as defined below) (other than off-the-shelf software applications programs having an acquisition price of less than $5,000) which is owned, licensed to or by Argentys, leased to or by Argentys, or otherwise used by Argentys, and identifies which Software is owned, licensed, leased or otherwise used, as the case may be. SCHEDULE 2.22 lists all Software sold, licensed, leased or otherwise distributed by Argentys to any third party, and identifies which Software is sold, licensed, leased, or otherwise distributed as the case may be. The Software set forth in SCHEDULE
2.22 which Argentys purports to own was either developed (i) by employees of Argentys or any of its subsidiaries within the scope of their employment; (ii) by independent contractors who have assigned their rights to Argentys pursuant to enforceable written agreements; or (iii) by third parties and irrevocably assigned to Argentys.

             For purposes of this Agreement, "SOFTWARE" means any and all of the following that form a part of the Intellectual Property (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (iv) the technology supporting any internet site(s), and (v) all documentation, including user manuals and training materials, relating to any of the foregoing.

             (m) All Trademarks that are part of Argentys' Intellectual Property have been in continuous use by Argentys. To the knowledge of Argentys, there has been no prior use of such Trademarks or other action taken by any third party which would confer upon said third party superior rights in such Trademarks.

             (n) The Copyrights that are part of Argentys' Intellectual Property relate to works of authorship (i) created by employees of Argentys within the scope of their employment or independent contractors who have assigned their rights to Argentys pursuant to enforceable written agreements, or (ii) acquired from the original author(s) or subsequent assignees. To the knowledge of Argentys, the works covered by its Copyrights were not copies of nor derived from any work for which Argentys does not own the Copyrights, and no third party has any claim to authorship or ownership of any part thereof.

             (o) Argentys has and enforces a policy of requiring each employee, consultant, contractor and potential business partner or investor who will receive access to any Trade Secrets to execute proprietary information, confidentiality and assignment agreements substantially consistent with Argentys' standard forms thereof (complete and current copies of which have been delivered to Buyer). Except under confidentiality obligations, there has been no material disclosure of Argentys confidential information or Trade Secrets.

             (p) Argentys has a valid registration for the domain name "www.argentys.com." To the knowledge of Argentys, Argentys' registration of such domain name is free and clear of any claims and is in full force and effect. Argentys has paid all fees required to maintain such registration through the period ending ninety (90) days after the Effective Time. None of Argentys' registrations or use of the domain name has been disturbed or placed "on hold" and no claim (oral or written) has been asserted against Argentys adverse to its rights to such domain name.

         2.23 PROPRIETARY INFORMATION OF THIRD PARTIES. To the knowledge of Argentys, no third party has claimed or has reason to claim that any person employed by or affiliated with Argentys has (a) violated or may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from Argentys which suggests that such a claim might be contemplated. To the knowledge of Argentys, no person employed by or affiliated with Argentys has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer and, no person employed by or affiliated with Argentys has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of Argentys, and Argentys has no reason to believe there will be any such employment or violation. To the knowledge of Argentys, neither the execution or delivery of this Agreement, nor the carrying on of the business of Argentys as officers, employees or agents by any officer, director, employee or consultant of Argentys, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         2.24 GOVERNMENTAL APPROVALS. Except for the filing of the Certificate of Merger or as explicitly set forth in SCHEDULE 2.24, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by Argentys of this Agreement.

         2.25 DISCLOSURE. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.

         2.26 ENVIRONMENTAL MATTERS.

         (a) As used in this Agreement, the following terms shall have the meanings set forth below:

                         (i)       "ENVIRONMENT"     means    surface    waters,
                                   groundwaters, soil, subsurface strata and air.

                         (ii)      "ENVIRONMENTAL  CLAIMS"  means  any  and  all
                                   administrative, regulatory or judicial actions or proceedings, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, consent orders, consent judgments or consent agreements relating in any way to any Environmental Law or any Environmental Permit (hereafter in this definition, "claims"), including, without limitation, (a) any and all claims by governmental authorities pursuant to any Environmental Law, and (b) any and all claims by any person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law or relating to Hazardous Materials or arising from any alleged injury or threat of injury to health, safety or the environment.

                         (iii) "ENVIRONMENTAL CONDITION" means a condition relating to or arising or resulting from the application of, or a failure to comply with, any Environmental Law or Environmental Permit or a release or threat of release of any Hazardous Material into the Environment.

                         (iv) "ENVIRONMENTAL LAW" shall mean any law pertaining to: (i) the protection of health, safety and the indoor or outdoor environment;
                                   (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, emission, discharge, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any emission, discharge or release to air, land, surface water and ground water); and includes, without limitation, the Comprehensive

                                   Environmental, Response, Compensation, and Liability Act of 1980, as amended, and the Regulations promulgated thereunder and the Solid Waste Disposal Act, as amended, 42 U.S.C. ss.ss. 6901 et seq.

                         (v) "ENVIRONMENTAL PERMITS" means all permits required under any applicable Environmental Law.

                         (vi) "HAZARDOUS MATERIAL" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material regulated under any Environmental Law, and includes without limitation, asbestos or any substance containing asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof).

             (b) Except as described in SCHEDULE 2.26, to the knowledge of Argentys, and except as would not, individually or in the aggregate, have a material adverse effect: (i) Argentys has obtained all Environmental Permits which are required under Environmental Laws; (ii) Argentys is in full compliance with all terms and conditions of such Environmental Permits; (iii) Argentys is in full compliance with all Environmental Laws and/or any Environmental Claim applicable to Argentys; (iv) as of the date hereof, there has not been any Environmental Condition or any other event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with the terms of such Environmental Permits or which could reasonably be expected to give rise to any liability pursuant to any Environmental Law with respect to Argentys, or, otherwise form the basis of any Environmental Claim against Argentys; and (v) Argentys has taken all actions necessary under any Environmental Law to register any products or materials required to be registered by Argentys (or any of its agents) thereunder. Except as set forth in SCHEDULE 2.26, there is no Environmental Claim pending or, to the knowledge of Argentys, threatened against Argentys relating in any way to any Environmental Condition or Environmental Laws or any code, plan, order, notice or demand letter issued, entered, promulgated or approved thereunder.

         2.27 CUSTOMERS. Listed in SCHEDULE 2.27 are the names and addresses of the twenty (20) most significant customers (by revenue) of Argentys for the six-month period ended March 31, 2003 and the amount for which each such customer was invoiced during such period. Except as disclosed in SCHEDULE 2.27, Argentys has not received any notice or has any reason to believe that any significant customer listed on SCHEDULE 2.27 has ceased, or will cease, to use the products, equipment, goods or services or has substantially reduced, or will substantially reduce, the use of such products, equipment, goods or services at any time.

                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         As an  inducement  to  Buyer  to  enter  into  this  Agreement  and  to
consummate  the  transactions   contemplated  hereby,  each  Shareholder  hereby
represents and warrants to Buyer as follows:

         3.1 INVESTMENT. Such Shareholder is acquiring the Merger Consideration for investment for its or his own account and not with a view to the distribution or public offering thereof within the meaning of the Securities Act.

         3.2 NO REGISTRATION. Such Shareholder understands that the Merger Consideration has not been registered under the Securities Act and may not be sold or transferred without such registration or an exemption therefrom.

         3.3 SOPHISTICATION. Such Shareholder is sufficiently experienced in financial and business matters to be capable of evaluating the risk of investment in the Merger Consideration and to make an informed decision relating thereto.

         3.4 FINANCIAL CAPABILITY. Such Shareholder has the financial capability for making the investment decision described herein, can afford a complete loss of the investment, and the investment is a suitable one for each such party.

         3.5 "ACCREDITED INVESTOR". Such Shareholder is an "accredited investor" as defined in Regulation D under the Securities Act.

         3.6 ACCESS. Prior to the execution and delivery of this Agreement, such Shareholder has had the opportunity to ask questions of and receive answers from representatives of Buyer.

         3.7 RESIDENCE. Such Shareholder is a resident of the state set forth opposite his, her or its name on SCHEDULE 3.7.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Argentys and the Shareholders as follows:

         4.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; CAPITALIZATION.

             (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction listed on SCHEDULE 4.1(A), such jurisdictions being the only jurisdictions in which the nature of Buyer's business or the character of the properties owned or leased by Buyer with respect to such business requires such licensing or qualification, except where the failure to be so qualified would not have a material adverse effect on Buyer.

             (b) Buyer does not have any Subsidiaries, whether direct or indirect.

             (c) The  authorized  capital  stock  of  Buyer  is as set  forth on
SCHEDULE 4.1(C). The number of shares of each class of capital stock of Buyer (the "BUYER SHARES") issued and outstanding  or held in  treasury  as of the  date  hereof  are as set  forth on
SCHEDULE 4.1(C). All Buyer Shares are, and all Buyer Shares subject to issuance under outstanding options, warrants or convertible securities are, duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, Buyer's certificate of incorporation or bylaws or any agreement to which Buyer is a party or by which it is otherwise bound. All of the issued and outstanding securities of Buyer have been offered, issued and sold by Buyer in compliance in all material respects with applicable Federal and state securities laws.

             (d) Except as set forth on SCHEDULE 4.1(D): (i) there are no issued, reserved for issuance or outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments, obligations or agreements of any kind or character (oral or written, contingent or otherwise) to purchase or acquire from Buyer any shares of capital stock or other securities of Buyer, (ii) Buyer has no obligation (direct or indirect, contingent or otherwise) to issue any such subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments, obligations or agreements of any kind or character (oral or written, contingent or otherwise), (iii) Buyer has no obligation to issue or distribute to holders of any shares of its capital stock or other securities any evidences of indebtedness or assets of Buyer, (iv) Buyer has no obligation (direct or indirect, contingent or otherwise) to purchase, redeem or otherwise acquire, or cause to be purchased, redeemed or otherwise acquired, any shares of capital stock or other securities of Buyer or any interest therein or to pay any dividend or make any other distribution in respect thereof; (v) there are no bonds, debentures, notes or other indebtedness of Buyer with voting rights (or convertible into, or exchangeable for, securities with voting rights) on any matters on which shareholders of Buyer may vote and (vi) no other shares of capital stock or other securities of Buyer are issued, reserved for issuance or outstanding.

             (e) True and complete copies of all agreements and instruments relating to or issued under any Buyer equity incentive plan ("BUYER STOCK PLANS") have been made available to Argentys, and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements, oral or written, to amend, modify or supplement such agreements or instruments. SCHEDULE 4.1(E) sets forth the number of shares of capital stock reserved for issuance pursuant to the Buyer Stock Plans and the maximum number of shares of capital stock or securities of Buyer to be issued upon the exercise of all outstanding options, warrants or similar rights or the conversion of convertible securities.

             (f) To the knowledge of Buyer, except as set forth in SCHEDULE 4.1(F), there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of or other securities of Buyer.

         4.2 CORPORATE POWER AND AUTHORITY. Buyer has the corporation power and authority to own and hold its properties and to carry on its business as presently conducted and as currently intended to be conducted. Buyer has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by Buyer. The issuance, sale and delivery of the Buyer Series A Preferred Shares in accordance with this Agreement have been, or will be prior to the Effective Time, duly authorized by all necessary corporate action on the part of Buyer. This Agreement, and each of the other agreements, documents and instruments to be executed and delivered by Buyer have been duly executed and delivered by, and constitute the legal, valid and binding obligation of, Buyer enforceable against Buyer in accordance with their terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 VALIDITY, ETC. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) conflict with or result in any breach of any trust agreement, certificate of incorporation, bylaw, judgment, decree, order, statute or regulation applicable to Buyer, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except for the filing of the Certificate of Merger and except as set forth in SCHEDULE 4.3, (iii) violate, conflict with or result in a breach, default or termination or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of any of the obligations of Buyer or increase or otherwise affect the obligations of Buyer under any law, rule, regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any material mortgage, indenture, note, license, agreement or other instrument or obligation applicable to Buyer or to Buyer's ability to consummate the transactions contemplated hereby or thereby, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained in writing and provided to Argentys, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

         4.4 FINANCIAL STATEMENTS. Buyer has previously furnished to Argentys, and attached hereto as SCHEDULE 4.4 are, the unaudited balance sheet relating to Buyer as at December 31, 2002 (the "BUYER BALANCE SHEET"), and the related unaudited statements of income and cash flow and notes thereto for the fiscal year ended December 31, 2002. In addition, Buyer has previously furnished to Argentys, and attached hereto as SCHEDULE 4.4 is, the balance sheet relating to Buyer as at December 31, 2001, and the related statements of income and cash flow and notes thereto for the fiscal year ended December 31, 2001. All such financial statements for Buyer (collectively, the "BUYER FINANCIAL STATEMENTS") have been prepared in accordance with generally accepted accounting principles consistently applied and were prepared from the books and records of Buyer, which books and records are complete and correct in all material respects. The Buyer Financial Statements fairly present the financial position of Buyer as of the dates thereof and the results of its operations and cash flows for the periods ended on the dates thereof. The Buyer Financial Statements reflect reserves appropriate and adequate for all known material liabilities and reasonably anticipated losses as required by generally accepted accounting principles.

         4.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as and to the extent of the amounts specifically reflected or reserved against in the Buyer Balance Sheet, Buyer does not have any liabilities or obligations of any nature whatsoever, due or to become due, accrued, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of business and consistent with past practice.

         4.6 ABSENCE OF ADVERSE CHANGE; CONDUCT OF BUSINESS. Since December 31, 2002, there has been no material adverse change in the business of Buyer and there is no condition or development or contingency of any kind existing which, so far as reasonably can be foreseen by Buyer, may result in any such material adverse change. Without limiting the foregoing, except as disclosed on SCHEDULE 4.6, since December 31, 2002 there has not been, occurred or arisen:

                         (i) Any damage, destruction or loss to any asset (whether or not covered by insurance) that, individually or in the aggregate, would have a material adverse effect on the business or prospects of Buyer;

                         (ii) Any change in the business or operations of Buyer or in the manner of conducting such business or sale or other disposition of any right, title or interest in or to any assets or properties used in its business or any revenues derived therefrom other than in the ordinary course of business;

                         (iii) Any general increase in any compensation or benefits payable to any class or group of employees of Buyer other than normal merit increases or any increase in the compensation payable or to become payable to any employees whose total compensation after such increase would exceed $50,000 per annum (collectively "BUYER KEY EMPLOYEES") or any bonus, service, pension, award, percentage compensation or other benefit paid, granted or accrued to or for the benefit of any Buyer Key Employee;

                         (iv)      Any  material  adverse  change in the working
                                   capital,    financial   condition,    assets,
                                   liabilities, business or prospects of Buyer;

                         (v) Any loan, advance, agreement, arrangement or transaction between Buyer and any employees of Buyer, except for compensation at rates not exceeding the rates of compensation in effect as of December 31, 2002 and advances made to employees of Buyer for ordinary and customary business expenses in reasonable amounts in the ordinary course of such business consistent with past practice;

                         (vi) Any sale, assignment or transfer of any of the tangible assets used by Buyer in its business, except for sales of inventories in the ordinary course of business consistent with past practice, or cancellation of any debt or claim owing to or owed by Buyer;

                         (vii) Any sale, assignment, transfer or grant of any license or sublicense with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset used or useful to Buyer in its business, other than licenses granted to customers in the ordinary course of business consistent with past practice;

                         (viii) Any material change in the manner of business or operations of Buyer;

                         (ix)      Any  material   transaction   except  in  the
                                   ordinary course of business;

                         (x) Any acceleration of billings to customers of Buyer, acceleration of any collections of receivables in exchange for discounted products or services or other consideration or concessions or as a result of increased efforts, failure to pay accounts payable of Buyer in the ordinary course of business or any change in the method of accounting or accounting practice or policy of Buyer;

                         (xi) Any amendment or modification of any material contract, agreement, franchise, permit, or license; or

                         (xii) Any commitment (contingent or otherwise) to do any of the foregoing.

         4.7 INVENTORIES. All of Buyer's inventory reflected on the Buyer Balance Sheet or thereafter acquired (and not subsequently sold in the ordinary course of business) consist of items of a quality and quantity usable or saleable in the ordinary course of business as first quality goods. Each item of such inventory is valued on the Buyer Balance Sheet at the lower of cost or market, by the first-in, first-out method. The inventories and supplies of Buyer are at normal and adequate levels for the continuation of such business in the ordinary course. Buyer is not under any obligation or liability with respect to accepting returns of items of inventory or merchandise in the possession of its customers, other than in the ordinary course of business consistent with past practice.

         4.8 RECEIVABLES. All receivables (whether notes, accounts or otherwise) of Buyer (a) have arisen only from bona fide transactions in the ordinary course of business, (b) to the knowledge of Buyer represent valid obligations, and (c) are owned by Buyer free of all claims. No discount or allowance from any receivable has been made or agreed to, and none represents billings prior to actual sale of goods or provision of services.

         4.9 TAXES. All material Federal, state, local and foreign tax returns and tax reports required to be filed by Buyer on or before the date hereof have been timely filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all amounts shown as owing thereon have been paid. All material taxes (including, without limitation, income, accumulated earnings, property, sales, use, franchise, value added, employees' income withholding and social security taxes) which have become due or payable or required to be collected by Buyer or as otherwise attributable to any periods ending on or before the date hereof and the Effective Time and all interest and penalties thereon, whether disputed or not, have been paid or will be paid in full on or prior to the Effective Time. Regarding employees of Buyer, all deposits required by law to be made by Buyer with respect to withholding taxes have been duly made, and as of the Effective Time all such deposits will have been made. Except as reflected on the Buyer Balance Sheet, Buyer is not on the date hereof, and will not be, at the Effective Time, liable for the payment of any taxes, and the Surviving Corporation shall have no liability for any taxes related to the ownership or operation of the business prior to the Effective Time. Buyer has not taken or failed to take any action which action or failure to act could create any tax lien on any of its properties or assets.

         4.10 LITIGATION. Except as set forth on SCHEDULE 4.10, there is no (a) action, suit, claim, proceeding or investigation pending or, to the knowledge of Buyer, threatened against Buyer, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding to which Buyer is a party, or (c) governmental inquiry pending or, to the knowledge of Buyer, threatened in writing against Buyer. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against or naming Buyer. Buyer is not in default with respect to any order, writ, injunction or decree naming it from any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no action or suit by Buyer pending or threatened against others. To the knowledge of Buyer, there are no facts or circumstances which may result in institution of any action, suit, claim or legal, administrative or arbitration proceeding or investigation against Buyer with respect to its business or the transactions contemplated hereby.

         4.11 CERTAIN PRACTICES. Neither Buyer nor any of its officers or employees have directly given or agreed in writing to give any significant rebate, gift or similar benefit to any supplier, customer, governmental employee or other person who was, is or may be in a position to help or hinder Buyer with respect to its business or operations (or assist in connection with any actual or proposed transaction) which (i) could subject Buyer or the Surviving Corporation to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not continued in the future, could have a material adverse effect on its business.

         4.12 COMPLIANCE WITH LAW. To the knowledge of Buyer, Buyer is not subject to any judgment, order, writ, injunction, or decree that materially adversely affects, individually or in the aggregate, its business or its operations, properties, assets or condition (financial or otherwise). With respect to its business, Buyer has complied in all material respects with all, and is not in material default under any, laws, ordinances, legal requirements, rules, regulations and orders applicable to it, its operations, properties, assets, products and services. There is no existing law, rule, regulation or order, and Buyer is not aware of any proposed law, rule, regulation or order, whether Federal or state, which would prohibit or materially restrict the Surviving Corporation from, or otherwise materially adversely affect the Surviving Corporation in, conducting such business in any jurisdiction in which such business is now conducted.

         4.13 LICENSES AND PERMITS. SCHEDULE 4.13 lists all material licenses, permits, pending applications, consents, approvals and authorizations of or from any public or governmental agency, used in the conduct of the business of Buyer (collectively, the "BUYER PERMITS") each of which will be duly and validly transferred to the Surviving Corporation. Buyer has complied with all conditions and requirements imposed by the Buyer Permits and Buyer has not received any notice, and has no reason to believe, that any appropriate authority intends to cancel or terminate any of the Buyer Permits or that valid grounds for such cancellation or termination exist. Except as set forth on
SCHEDULE 4.13, no other material permits are necessary to operate the business of Buyer. Buyer owns or has the right to use the Buyer Permits in accordance with the terms thereof and such Buyer Permits are subject to no claim, and each Buyer Permit is valid and in full force and effect, and will not be terminated or adversely affected by the transactions contemplated hereby.

         4.14 LABOR AND EMPLOYEE RELATIONS. Buyer is not is a party to or bound by any collective bargaining agreement with any labor organization, group or association covering any of its employees, and Buyer has no knowledge of any attempt to organize any of its employees by any person, unit or group seeking to act as their bargaining agent. There are no charges pending or, to the knowledge of Buyer, threatened (by employees, their representatives or governmental authorities) of unfair labor practices or of employment discrimination or of any other wrongful action with respect to any aspect of employment of any person employed or formerly employed by Buyer. To the knowledge of Buyer, no union representation elections relating to employees of Buyer have been scheduled by any governmental agency or authority, no organizational effort is being made with respect to any of such employees, and there is no investigation of Buyer's employment policies or practices by any governmental agency or authority pending or, to the knowledge of Buyer, threatened. Buyer is not currently, has not since its incorporation been, involved in labor negotiations with any unit or group seeking to become the bargaining unit for any employees of Buyer. Buyer has not experienced any work stoppages since its incorporation, and to the knowledge of Buyer, no work stoppage is planned.

         4.15 CERTAIN EMPLOYEES. Set forth in SCHEDULE 4.15 is a list of the names of Buyer's employees and consultants who perform work for Buyer, together with the title or job classification of each such person and the base annual and the total compensation anticipated to be paid in fiscal year 2003. Except as set forth on SCHEDULE 4.15, none of such persons has an employment agreement with Buyer which is not terminable on notice by Buyer without cost or other liability to Buyer. No person listed on SCHEDULE 4.15 has indicated that he or she intends to terminate his or her employment with Buyer or seek a material change in his or her duties or status.

         4.16 EMPLOYEE BENEFITS. Set forth on SCHEDULE 4.16 is a list of all pension, profit sharing, retirement, deferred compensation, stock purchase, stock option, incentive, bonus, vacation, severance, disability, hospitalization, medical insurance, life insurance, fringe benefit, welfare and other employee benefit plans, programs or arrangements to which employees of Buyer may be entitled.

             Each "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA) covering any present or former employee of Buyer subject to the requirements of COBRA has complied with all requirements for continuation coverage under group health benefit plans under COBRA and there are no claims against Buyer for a failure or alleged failure to comply with the COBRA continuation requirements.

             Each employee plan of Buyer which is subject to ERISA conforms to, and its operation and administration are in compliance with, all applicable requirements of ERISA. To Buyer's knowledge, there are no actions, suits or claims pending (other than routine claims for benefits) or threatened against any employee plan or against the assets of any employee plan of Buyer.

         4.17 TANGIBLE PROPERTIES. SCHEDULE 4.17 contains a true and complete list of all material tangible personal property owned by or leased to Buyer (the "BUYER TANGIBLE PERSONAL PROPERTY"). Buyer has good and marketable title free and clear of all claims to the Buyer Tangible Personal Property. With respect to Buyer Tangible Personal Property leased by Buyer as lessee, all leases, conditional sale contracts, franchises or licenses pursuant to which Buyer may hold or use (or permit others to hold or use) such Buyer Tangible Personal Property are valid and in full force and effect, and there is not under any of such instruments any existing default or event of default by Buyer or, to the knowledge of Buyer, by any third party, or event which with notice or lapse of time or both would constitute such a default. Possession and use of such property by Buyer has not been disturbed and no claim has been asserted against Buyer adverse to its rights in such leasehold interests. All Buyer Tangible Personal Property is adequate and usable for the purposes for which it is currently used, is in good operating condition, and has been properly maintained and repaired. Since the date of incorporation of Buyer, there has not been any interruption of the operations of the business of Buyer due to the condition of any of the Buyer Tangible Personal Property.

         4.18 OWNED PREMISES. There is no real estate owned by Buyer.

         4.19 LEASED PREMISES. SCHEDULE 4.19 sets forth a true and complete list and description of each parcel of real property leased by Buyer (the "BUYER LEASED PARCELS"). Each lease covering a Buyer Leased Parcel is in full force and effect (there existing no default under any such lease which, with the lapse of time or notice or otherwise, would entitle the lessor to terminate the same), conveys the leased real estate purported to be conveyed thereunder, is enforceable by Buyer and will be enforceable by the Surviving Corporation in accordance with its terms. Buyer has the right to use the Buyer Leased Parcels in accordance with the terms of such leases free and clear of all claims or other interests or rights of third parties, except those which do not or would not have a material adverse effect on the Buyer Leased Parcels as used in its business. To the knowledge of Buyer, there are no pending or threatened condemnation or similar proceedings or assessments affecting any of the Buyer Leased Parcels, nor is any such condemnation or assessment contemplated by any governmental authority.

         4.20 INSURANCE. SCHEDULE 4.20 correctly describes (by type, carrier, policy number, limits, premium, and expiration date) the insurance coverage carried by Buyer.

         4.21 OUTSTANDING COMMITMENTS. SCHEDULE 4.21 sets forth a description of all material existing written or oral contracts, agreements, commitments, licenses and franchises to which Buyer is a party (the "BUYER AGREEMENTS"). Buyer has made available to Argentys true, correct and complete copies of all of the Buyer Agreements specified on SCHEDULE 4.21. Except as set forth on SCHEDULE 4.21, Buyer has paid in full all amounts due from Buyer as of the date hereof under each Buyer Agreement identified in SCHEDULE 4.21 and as of the Effective
Time will have satisfied in full all of its liabilities and obligations thereunder due in the ordinary course of business prior to the Effective Time. All of the Buyer Agreements described in
SCHEDULE 4.21 are in full force and effect. Buyer and, to the knowledge of Buyer, each other party thereto have performed all the obligations required to be performed by them to date, have received no notice of default and are not in default (with due notice or lapse of time or both) under any Buyer Agreement. Buyer has no a present expectation or intention of not fully performing all its obligations under each Buyer Agreement, and Buyer has no knowledge of any breach or anticipated breach by the other party to any contract or commitment to which Buyer is a party. None of such Buyer Agreements has been terminated, no written notice has been given by any party thereto of any alleged default by any party thereunder, and Buyer is not aware of any intention or right of any party to default another party to any such Buyer Agreement. There exists no actual or, to the knowledge of Buyer, threatened termination, cancellation or material limitation of the business relationship of Buyer with any party to any such Buyer Agreement.

         4.22 INTELLECTUAL PROPERTY.

             (a) SCHEDULE  4.22 sets forth a complete  and accurate  list of all
(a) Trademarks; (b) domain name registrations; (c) registered Copyrights indicating for each the applicable jurisdiction, registration number (or application number), and date issued (or date filed); (d) registered Patents indicating for each the registration number (or application number), and date issued (or date filed); and (e) Software, in each case owned by Buyer.

             (b) All registrations of Copyrights, Patents and Trademarks that are part of the Intellectual Property owned by Buyer have been maintained in compliance with all legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications with respect to such Trademarks), are valid and enforceable, and are not subject to any maintenance fees or actions falling due within ninety (90) days after the Effective Time. To the knowledge of Buyer, there are no conflicting Copyrights, Patents or Trademarks of any third party.

             (c) SCHEDULE 4.22 sets forth a complete and accurate list of all material license agreements granting any right to use or practice any rights under any Intellectual Property, whether Buyer is the licensee or licensor thereunder, and any assignments, consents, term, forbearances to sue, judgments, orders, settlements or similar obligations relating to any Intellectual Property to which Buyer is a party or otherwise bound (collectively, the "BUYER LICENSE AGREEMENTS"), indicating for each the title, the parties, date executed, whether or not it is exclusive and the Intellectual Property covered thereby. The Buyer License Agreements are valid and binding obligations of Buyer, enforceable in accordance with their terms, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by Buyer under any such Buyer License Agreement.

             (d) Except as set forth on SCHEDULE 4.22, no royalties, honoraria or other fees are payable to any third parties on SCHEDULE 4.22.

             (e) Buyer owns, free and clear of all claims and encumbrances, or has a valid and enforceable right to use, all Intellectual Property used by it in the conduct of its business.

             (f) Buyer has taken commercially reasonable efforts to protect its Intellectual Property, including all reasonable steps to protect its Intellectual Property from third party infringement. To the knowledge of Buyer, all of such Intellectual Property is valid and enforceable and no third party has challenged the ownership, use, validity or enforceability of any of such Intellectual Property, except where such invalidity and unenforceability would not have a material adverse effect.

             (g) To the knowledge of Buyer, the conduct of Buyer's business as currently conducted does not infringe upon any Intellectual Property rights of any third party. Buyer has not been notified by any third party of any allegation that Buyer's activities or the conduct of its business infringes upon, violates or constitutes the unauthorized use of the Intellectual Property rights of any third party.

             (h) There is no litigation pending or, to the knowledge of Buyer, threatened alleging that Buyer's conduct of its business infringes upon, violates, or constitutes the unauthorized use of the Intellectual Property rights of any third party nor has any third party brought or, to the knowledge of Buyer, threatened any litigation challenging the ownership, use, validity or enforceability of any Intellectual Property of Buyer.

             (i) To the knowledge of Buyer, no third party is misappropriating, infringing, diluting, or violating any Intellectual Property of Buyer and no such claims have been brought against any third party by Buyer.

             (j)  The  consummation  of the  transactions  contemplated  by this
Agreement will not result in the loss or impairment of the Surviving Corporation's right to own or use any of the Intellectual Property of Buyer, nor will the approval of any governmental authority or third party in respect of the transfer of any such Intellectual Property be required.

             (k) SCHEDULE 4.22 lists all Software (other than off-the-shelf software applications programs having an acquisition price of less than $5,000) which is owned, licensed to or by Buyer, leased to or by Buyer, or otherwise used by Buyer, and identifies which Software is owned, licensed, leased or otherwise used, as the case may be. SCHEDULE 4.22 lists all Software sold, licensed, leased or otherwise distributed by Buyer to any third party, and identifies which Software is sold, licensed, leased, or otherwise distributed as the case may be. The Software set forth in SCHEDULE 4.22 which Buyer purports to own was either developed (i) by employees of Buyer or any of its subsidiaries within the scope of their employment; (ii) by independent contractors who have assigned their rights to Buyer pursuant to enforceable written agreements; or
(iii) by third parties and irrevocably assigned to Buyer.

             (l) All Trademarks that are part of Buyer's Intellectual Property have been in continuous use by Buyer. To the knowledge of Buyer, there has been no prior use of such Trademarks or other action taken by any third party which would confer upon said third party superior rights in such Trademarks.

             (m) The Copyrights that are part of Buyer's Intellectual Property relate to works of authorship (i) created by employees of Buyer within the scope of their employment or independent contractors who have assigned their rights to Buyer pursuant to enforceable written agreements, or (ii) acquired from the original author(s) or subsequent assignees. To the knowledge of Buyer, the works covered by its Copyrights were not copies of nor derived from any work for which Buyer does not own the Copyrights, and no third party has any claim to authorship or ownership of any part thereof.

             (n) Buyer has and enforces a policy of requiring each employee, consultant, contractor and potential business partner or investor who will receive access to any Trade Secrets to execute proprietary information, confidentiality and assignment agreements substantially consistent with Buyer's standard forms thereof (complete and current copies of which have been made available to Argentys). Except under confidentiality obligations, there has been no material disclosure of Buyer confidential information or Trade Secrets.

             (o) Buyer has a valid registration for the domain name "www.turboworx.com." To the knowledge of Buyer, Buyer's registration of such domain name is free and clear of any claims and is in full force and effect. Buyer has paid all fees required to maintain such registration through the period ending ninety (90) days after the Effective Time. None of Buyer's registrations or use of the domain name has been disturbed or placed "on hold" and no claim (oral or written) has been asserted against Buyer adverse to its rights to such domain name.

         4.23 PROPRIETARY INFORMATION OF THIRD PARTIES. To the knowledge of Buyer, no third party has claimed or has reason to claim that any person employed by or affiliated with Buyer has (a) violated or may be violating any of the terms or conditions of such person's employment, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. No third party has requested information from Buyer which suggests that such a claim might be contemplated. To the knowledge of Buyer, no person employed by or affiliated with Buyer has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer and, no person employed by or affiliated with Buyer has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of Buyer, and Buyer has no reason to believe there will be any such employment or violation. To the knowledge of Buyer, neither the execution or delivery of this Agreement, nor the carrying on of the business of Buyer as officers, employees or agents by any officer, director, employee or consultant of Buyer, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         4.24 GOVERNMENTAL APPROVALS. Except for the filing of the Certificate of Merger or as explicitly set forth in SCHEDULE 4.24, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by Buyer of this Agreement.

         4.25 DISCLOSURE. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which made, not misleading.

         4.26 ENVIRONMENTAL MATTERS. Except as described in SCHEDULE 4.26, to the knowledge of Buyer, and except as would not, individually or in the aggregate, have a material adverse effect: (i) Buyer has obtained all Environmental Permits which are required under Environmental Laws; (ii) Buyer is in full compliance with all terms and conditions of such Environmental Permits;
(iii) Buyer is in full compliance with all Environmental Laws and/or any Environmental Claim applicable to Buyer; (iv) as of the date hereof, there has not been any Environmental Condition or any other event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with the terms of such Environmental Permits or which could reasonably be expected to give rise to any liability pursuant to any Environmental Law with respect to Buyer, or, otherwise form the basis of any Environmental Claim against Buyer; and (v) Buyer has taken all actions necessary under any Environmental Law to register any products or materials required to be registered by Buyer (or any of its agents) thereunder. Except as set forth in SCHEDULE 4.26, there is no Environmental Claim pending or, to the knowledge of Buyer, threatened against Buyer relating in any way to any Environmental Condition or Environmental Laws or any code, plan, order, notice or demand letter issued, entered, promulgated or approved thereunder.

         4.27 CUSTOMERS. Listed in SCHEDULE 4.27 are the names and addresses of the twenty (20) most significant customers (by revenue) of Buyer for the six-month period ended March 31, 2003 and the amount for which each such customer was invoiced during such period. Except as disclosed in SCHEDULE 4.27, Buyer has not received any notice or has any reason to believe that any significant customer listed on SCHEDULE 4.27 has ceased, or will cease, to use the products, equipment, goods or services or has substantially reduced, or will substantially reduce, the use of such products, equipment, goods or services at any time.

                                   ARTICLE V
                        CONDITIONS TO BUYER'S OBLIGATIONS

         The obligation of Buyer to deliver the Merger Consideration on the Closing Date and to consummate the other transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions each of which may be waived by Buyer in its sole discretion:

         5.1 CONSENTS. All requisite governmental approvals and consents of third parties identified by Buyer as required to be received to prevent any material license, permit or agreement relating to the business of Argentys from terminating prior to its scheduled termination, as a result of the consummation of the transactions contemplated hereby, shall have been obtained.

         5.2 REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. All of the representations and warranties of Argentys and the Shareholders contained in this Agreement or in any Schedules or other documents attached hereto or referred to herein or delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true, correct and complete in all material respects on and as of the Closing Date. On the Closing Date, Argentys shall have executed and delivered to Buyer a certificate, in form and substance satisfactory to Buyer and its counsel, to such effect.

         5.3 PERFORMANCE. Argentys shall have materially performed and complied with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the Closing Date. Argentys shall have executed and delivered to Buyer a certificate, in form and substance satisfactory to Buyer and its counsel, in writing to such effect and to the further effect that all of the conditions set forth in this Article V have been satisfied.

         5.4 NO ADVERSE CHANGE. No change shall have occurred or be threatened in the condition (financial or other) of the business of Argentys which has been or is or is reasonably likely to be adverse to its operations, properties, prospects, assets or condition (financial or other).

         5.5 NO ACTIONS, SUITS OR PROCEEDINGS. As of the Closing Date, no action, suit, investigation or proceeding brought by any person, corporation, governmental agency or other entity shall be pending or, to the knowledge of the parties to this Agreement, threatened, before any court or governmental body (i) to prohibit or materially restrain, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby, or (ii) which has had or may have a materially adverse effect on the condition, financial or otherwise, or prospects of the business. No order, decree or judgment of any court or governmental body shall have been issued prohibiting or materially restraining, restricting or delaying, the consummation of the transactions contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting Argentys shall be pending, and Argentys shall not shall have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

         5.6 EMPLOYMENT OFFERS. Buyer may, but is not required to, extend offers of employment or consultancy to Clive Mitchell and Alfred von Campe and any other employees identified by Buyer within ten (10) days of the date hereof on such terms and conditions as Buyer may determine, in its discretion.

         5.7 TERMINATION OF EMPLOYEES.

             (a) Argentys shall terminate or accept the resignation of Keith Ehrlich and Ted Bardasz (the "Terminated Argentys Employees") as employees, directors and/or officers of Argentys;

             (b) Argentys or any of the Shareholders shall pay in full any amounts due to the Terminated Argentys Employees on or before such termination or resignation, and all other fees or costs incurred in connection with such termination or resignation;

             (c) Argentys shall enter into a severance arrangement (a "Severance Agreement") with each of the Terminated Argentys Employees that requires, as a condition to receiving payments thereunder, that each such Terminated Argentys

         Employee provide consulting services to the Surviving Corporation for a period of two months (the "Consulting Period"), as needed by the Surviving Corporation during the Consulting Period; and

             (d) Ampersand, by its execution hereof, agrees to pay to Buyer or the Surviving Corporation, in advance, funds sufficient to pay all amounts due under the Severance Agreements.

         5.8 CLOSING DOCUMENTS. Argentys shall have delivered to Buyer: (a) a certificate of its President or its Treasurer as to the truth and accuracy of the representations and warranties of Argentys set forth in Article II and (b) a certificate of its Secretary as to (i) the signing authority, incumbency and specimen signature of the signatories of this Agreement and other documents signed on behalf of Argentys in connection herewith, (ii) the resolutions adopted by the board of directors of Argentys authorizing and approving the execution, delivery and performance of this Agreement and the other documents executed in connection herewith, (iii) the resolution adopted by the Shareholders approving the Merger, and (iv) the charter documents and by-laws of Argentys.

         5.9 STOCKHOLDERS' AGREEMENT. All of the Shareholders shall have executed a counterpart signature page to the Amended and Restated Stockholders' Agreement attached hereto as EXHIBIT 5.9 (the "STOCKHOLDERS' AGREEMENT").

         5.10 BRIDGE LOANS. Those various demand notes issued by Argentys to Ampersand 1999 Limited Partnership and Ampersand 1999 Companion Fund Limited Partnership in the aggregate principal amount of $655,000 (the "BRIDGE NOTES") shall either be (i) cancelled and all outstanding principal and interest thereon forgiven; or (ii) converted in full into equity securities of Argentys.

         5.11 CERTIFICATE OF PRINCIPAL SHAREHOLDERS. Ampersand 1999 Limited Partnership and Ampersand 1999 Companion Fund Limited Partnership shall have delivered to Buyer a certificate regarding the representations and warranties of Argentys set forth in Article II in the form attached hereto as EXHIBIT 5.11 (the "PRINCIPAL SHAREHOLDERS' CERTIFICATE").


                                   ARTICLE VI
            CONDITIONS TO ARGENTYS' AND THE SHAREHOLDERS' OBLIGATIONS

         The obligation of Argentys and the Shareholders consummate the transactions contemplated hereby is subject to the satisfaction, on or before the Closing Date, of the following conditions, each of which may be waived by Argentys (on its own behalf and on behalf of the Shareholders) in its sole discretion:

         6.1 REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. All of the representations and warranties of Buyer contained in this Agreement or in any Schedules or other documents attached hereto or referred to herein or delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true, correct and complete in all material respects on and as of the Closing Date. On the Closing Date, Buyer shall have executed and delivered to Argentys a certificate, in form and substance satisfactory to Argentys and its counsel, to such effect.

         6.2 PERFORMANCE. Buyer shall have materially performed and complied with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the Closing Date. Buyer shall have executed and delivered to Argentys a certificate, in form and substance satisfactory to Argentys and its counsel, in writing to such effect and to the further effect that all of the conditions set forth in this Article VI have been satisfied.

         6.3 NO ADVERSE CHANGE. No change shall have occurred or be threatened in the condition (financial or other) of the business of Buyer which has been or is reasonably likely to be adverse to its operations, properties, prospects, assets or condition (financial or other).

         6.4 NO ACTIONS, SUITS OR PROCEEDINGS. As of the Closing Date, no action, suit, investigation or proceeding brought by any person, corporation, governmental agency or other entity shall be pending or, to the knowledge of the parties to this Agreement, threatened, before any court or governmental body (i) to prohibit or materially restrain, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby, or (ii) which has had or may have a materially adverse effect on the condition, financial or otherwise, or prospects of the business. No order, decree or judgment of any court or governmental body shall have been issued prohibiting or materially restraining, restricting or delaying, the consummation of the transactions contemplated by this Agreement. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting Buyer shall be pending, and Buyer shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

         6.5 CLOSING DOCUMENTS. Buyer shall have delivered the Merger Consideration and (a) a certificate of its President or its Treasurer as to the truth and accuracy of the representations and warranties of Buyer set forth in
Article IV and (b) a certificate of its Secretary as to (i) the signing authority, incumbency and specimen signature of the signatories of this Agreement and other documents signed on behalf of Buyer in connection herewith,
(ii) the resolutions adopted by the board of directors of Buyer authorizing and approving the execution, delivery and performance of this Agreement and the other documents executed in connection herewith, (iii) the resolutions adopted by the shareholders of Buyer approving the Merger, and (iv) the charter documents and by-laws of Buyer.

         6.6   STOCKHOLDERS'   AGREEMENT.   Buyer   shall  have   executed   the
Stockholders' Agreement.


                                  ARTICLE VII
                                 INDEMNIFICATION

         7.1 SURVIVAL. All representations and warranties in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing and any investigation at any time made by or on behalf of any party for a period of twelve (12) months (the "SURVIVAL PERIOD"). All such representations and warranties shall expire at the end of the Survival Period, except that (a) claims, if any, asserted in writing prior to the end of the Survival Period identified as claims for indemnification pursuant to this
Article VII shall survive until finally resolved and satisfied in full, and (b) claims, if any, which are based upon fraud, which relate to title or which assert tax liability shall survive for the full period of the applicable statute of limitations, and until finally resolved and satisfied in full and the Survival Period shall be extended accordingly with respect to such claims.

         7.2 INDEMNIFICATION OF BUYER BY THE SHAREHOLDERS. Each of the Shareholders, jointly and severally, hereby agrees to indemnify and hold harmless Buyer and Buyer's officers, directors, partners, employees, shareholder and other owners (other than the Shareholders), and their successors and assigns (collectively, the "BUYER INDEMNIFIED PARTIES"), from, against and with respect to any and all losses, liabilities, damages and expenses, including, but not limited to, reasonable attorneys' fees and expenses ("DAMAGES") actually incurred by Buyer arising out of any breach of any representation, warranty, covenant, or agreement of Argentys contained in this Agreement or any of the certificates or other documents delivered in connection herewith (including without limitation the Principal Shareholders' Certificate) ("ARGENTYS BREACH"); PROVIDED, HOWEVER, that (i) the Buyer Indemnified Parties shall not be entitled to indemnification hereunder unless and until the aggregate amount of all Damages suffered by the Buyer Indemnified Parties exceeds $10,000 (the "BUYER INDEMNITY DEDUCTIBLE") where upon the Buyer Indemnified Parties shall be entitled to indemnification hereunder for the entire aggregate amount of Damages suffered by the Buyer Indemnified Parties or any Buyer Indemnified Party, less the Buyer Indemnity Deductible of $10,000; (ii) any claim for indemnification hereunder shall be asserted prior to the expiration of the Survival Period set forth in Section 7.1, (iii) the indemnity set forth in this Section 7.2 shall be limited to, and satisfied exclusively out of the surrender of Restricted Shares (which shall be effected by the Shareholders on a pro rata basis); (iv) for purposes hereof, the Restricted Shares shall be valued at $0.55 per share; and
(v) after the  Closing,  the  rights of Buyer  Indemnified  Parties  under  this
Section 7.2 shall be the sole and exclusive remedy of the Buyer Indemnified Parties for any Argentys. The parties hereto stipulate and agree that the value set forth in clause (iv) of the previous sentence may not represent fair market value, and that such value may be in excess of or below fair market value.

         7.3 INDEMNIFICATION OF SHAREHOLDERS BY BUYER. Buyer hereby agrees to indemnify and hold harmless the Shareholders, each of the Shareholders' officers, directors, partners, employees, shareholders and other owners and each of their respective successors and assigns (the "SHAREHOLDER INDEMNIFIED
PARTIES") against any and all Damages arising out of any breach of any representation, warranty, covenant, or agreement of Buyer contained in this Agreement or any of the certificates or other documents delivered herewith ("BUYER BREACH"), PROVIDED, HOWEVER, that (i) the Shareholder Indemnified Parties shall not be entitled to indemnification hereunder unless and until the aggregate amount of all Damages suffered by the Shareholder Indemnified Parties exceeds $10,000 (the "SELLER INDEMNITY DEDUCTIBLE") where upon the Shareholder Indemnified Parties shall be entitled to indemnification hereunder for the entire aggregate amount of Damages suffered by the Shareholder Indemnified Parties or any Shareholder Indemnified Party, less the Seller Indemnity Deductible of $10,000; (ii) any claim for indemnification hereunder shall be asserted prior to the expiration of the survival period set forth in Section 7.1, (iii) Buyer's liability for Damages hereunder shall not exceed $880,000, and

(iv) after the Closing, the rights of the Shareholder Indemnified Parties under this Section 7.3 shall be the sole and exclusive remedy of the Shareholder Indemnified Parties for any Buyer Breach.

         7.4 CLAIMS FOR INDEMNIFICATION. In the event any party asserts the occurrence of an indemnifiable event pursuant to this Article VII, the party claiming indemnification (the "INDEMNIFIED PARTY") shall provide prompt notice to the party required to provide indemnification (the "INDEMNIFYING PARTY"), specifying in reasonable detail the facts and circumstances with respect to such claim and the basis for which indemnification is available hereunder. If such event involves the claim of any third party, the Indemnifying Party shall have the right to control the defense or settlement of such claim; provided, however, that (a) the Indemnified Party shall be entitled to participate in the defense of such claim at its own expense, (b) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into any settlement of such claim if, pursuant to or as a result of such settlement, injunctive or other non-monetary relief would be imposed against the Indemnified Party, (c) the Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, and shall assume all expense with respect to the defense or settlement of any claim to the extent such claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified Party, provided that the Indemnified Party shall provide written notice to the Indemnifying Party of its election to assume control over the defense of such claim pursuant to this Section 7.4.

         In the event that the Indemnifying Party shall be obligated to indemnify the Indemnified Party pursuant to this Article VII, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claim to which such indemnification relates.


                                  ARTICLE VIII
                                 MISCELLANEOUS

         8.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

            If to Buyer:     TurboWorx, Inc.
                             One Century Tower
                             265 Church Street
                             New Haven, CT 06510
                             Attention:  President
                             Facsimile: (203) 776-4074

            With a copy to:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             Connecticut Financial Center
                             157 Church Street
                             New Haven, CT 06510
                             Attention: Frank J. Marco, Esq.
                             Facsimile: (203) 777-7111

            If to Argentys,
            the Shareholders
            or the Shareholders'
            Representative:       Ampersand 1999 Limited Partnership
                                  55 William Street, Suite 240
                                  Wellesley, MA 02481
                                  Attention:  Marc J.L. Dulude
                                  Facsimile: (781) 239-0824

            With a copy to:       Foley Hoag LLP
                                  155 Seaport Boulevard
                                  Boston, MA 02210
                                  Attention:  Richard A. Wiley, Esq.
                                  Facsimile:  (617) 832-7000

All notices, requests, consents and other communications hereunder shall be deemed to have been (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         8.2 ENTIRE AGREEMENT. This Agreement together with the Exhibits and Schedules hereto and the other documents executed in connection herewith (together, the "DOCUMENTS") embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         8.3 MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by Buyer and Shareholders who hold a majority of the shares of Buyer Series A Preferred Stock issued pursuant hereto.

         8.4 WAIVERS AND CONSENTS. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         8.5 ASSIGNMENT. Neither this Agreement, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other parties.

         8.6 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

         8.7 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

         8.8 SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Agreement shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         8.9 INTERPRETATION. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement (except with respect to the schedules) and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

         8.10 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

         8.11 RELIANCE. The parties hereto agree that, notwithstanding any right of any party to this Agreement to investigate the affairs of any other party to this Agreement, the party having such right to investigate shall have the right to rely fully upon the representations and warranties of the other party expressly contained in this Agreement and on the accuracy of any schedule or other document attached hereto or referred to herein or delivered by such other party or pursuant to this Agreement.

         8.12 EXPENSES. Each of the parties hereto shall pay its own fees and expenses including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

         8.13 NO BROKER OR FINDER. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

         8.14 PUBLICITY. No party shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other party, except as may be required by law.

         8.15 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]

          [COUNTERPART SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

         IN  WITNESS  WHEREOF,   Buyer,   Argentys,  the  Shareholders  and  the
Shareholders' Representative have executed this Agreement as of the day and year first above written.

                                     TURBOWORX, INC.


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                     ARGENTYS CORPORATION


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                     AMPERSAND 1999 LIMITED PARTNERSHIP


                                     By:  AMP-99   Management   Company  Limited
                                          Liability Company, its General Partner


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:


                                     AMPERSAND   1999   COMPANION  FUND  LIMITED
                                     PARTNERSHIP


                                     By:  AMP-99   Management   Company  Limited
                                          Liability Company, its General Partner


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:

                                     GARFLY INVEST AG


                                     By:
                                       ---------------------------------
                                     Name:
                                     Title:


                                     -----------------------------------
                                     Michael J. Repeta


                                     -----------------------------------
                                     John Davies


                                     -----------------------------------
                                     Steven P. Bishop


                                     -----------------------------------
                                     John H. Knowles, Jr.


                                     AMPERSAND 1999 LIMITED PARTNERSHIP,
                                     as Shareholders' Representative

                                     By:  AMP-99   Management   Company  Limited
                                          Liability Company, its General Partner


                                     By:
                                        -------------------------------------
                                     Name:
                                     Title:

                                   SCHEDULE 1

                                  SHAREHOLDERS

------------------------------------ -------------------------- ------------------------------- -------------------------------
NAME                                 STATE OF RESIDENCE         NUMBER OF SHARES OF BUYER       SHARES SUBJECT TO WARRANT
                                                                SERIES A PREFERRED STOCK
------------------------------------ -------------------------- ------------------------------- -------------------------------
Ampersand 1999 Limited Partnership   Massachusetts                          1,398,577                         349,643
------------------------------------ -------------------------- ------------------------------- -------------------------------
Ampersand 1999 Companion Fund        Massachusetts                             28,543                           7,136
Limited Partnership
------------------------------------ -------------------------- ------------------------------- -------------------------------
Garfly Invest AG                     Switzerland                              132,934                          33,234
------------------------------------ -------------------------- ------------------------------- -------------------------------
Michael J. Repeta                    Massachusetts                             18,128                           4,532
------------------------------------ -------------------------- ------------------------------- -------------------------------
John Davies                          United Kingdom                             7,563                           1,891
------------------------------------ -------------------------- ------------------------------- -------------------------------
Steven P. Bishop                     Virginia                                   9,556                           2,389
------------------------------------ -------------------------- ------------------------------- -------------------------------
John H. Knowles, Jr.                 Massachusetts                              4,699                           1,175
------------------------------------ -------------------------- ------------------------------- -------------------------------
TOTAL                                                                       1,600,000                         400,000
------------------------------------ -------------------------- ------------------------------- -------------------------------

                                   EXHIBIT 1.9

                                    DIRECTORS
                                    ---------


Jeffrey C. Augen
Marc J.L. Dulude
Gregory G. Gardiner
Beverly E. Thalberg
Gregory O. Trautman